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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2001



                               BSB BANCORP, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                   0-17177               16-1327860
--------------------------------   ----------------    -----------------------
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification No.)



               58-68 Exchange Street, Binghamton, New York 13901
               -------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (607) 779-2525
                                                           --------------


                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         -------------

          On August 7, 2001, BSB Bancorp, Inc. ("BSB Bancorp") issued a press release announcing the commencement of a stock repurchase program of up to
500,000 shares of BSB Bancorp common stock.   That press release is filed as
Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------



(a)  Not applicable.


(b)  Not applicable.


(c)  Exhibits.

     Exhibit No.               Description
     ----------                -----------

     99.1           Press release, dated August 7, 2001
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BSB BANCORP, INC.
                        -----------------
                        (Registrant)

                           /s/ Larry G. Denniston
                        ------------------------------------------
                        Larry G. Denniston
                        Senior Vice President and Corporate Secretary





Date: August 8, 2001
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                                  EXHIBIT INDEX


     Exhibit
     No.       Description
     ---       -----------

     99.1      Press release, dated August 8, 2001.